EQ Advisors TrustSM

All Asset Allocation Portfolio – Class IA and IB Shares

Summary Prospectus dated May 1, 2010

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus and Statement of Additional Information (“SAI”), dated May 1, 2010, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2009, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

Investment Objective: Seeks long-term capital appreciation and current income.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
All Asset Allocation Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.33%	0.33%
Acquired Fund Fees and Expenses	0.82%	0.82%
Total Annual Portfolio Operating Expenses	1.25%	1.50%
Less Waivers/Expense Reimbursements†	–0.33%	–0.33%
Net Annual Portfolio Operating Expenses and Acquired Fund Fees and Expenses	0.92%	1.17%
†	The expense reimbursement or fee waiver is expected to continue until April 30, 2011, unless the Board of Trustees consents to an earlier revision or termination. The expense reimbursement or fee waiver may be terminated by AXA Equitable Life Insurance Company at any time after that date.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeemable of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$94	$364	$655	$1,482
Class IB Shares	$119	$442	$787	$1,762

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 44% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio pursues its investment objective by investing in other mutual funds (the “Underlying Portfolios”) managed by AXA Equitable Life Insurance Company (“AXA Equitable” or “Manager”) and exchange traded securities of other investment companies or investment vehicles (“Underlying ETFs”). AXA Equitable, under the oversight of the Trust’s Board of Trustees, has established an asset allocation target for the Portfolio. This target is the approximate percentage of the Portfolio’s assets that will be invested in equity securities, or fixed income securities or alternative investments (referred to herein as “asset classes”) as represented by the securities holdings of Underlying Portfolios and Underlying ETFs in which the Portfolio invests. The Portfolio’s current asset allocation target is to invest approximately 65% of its assets in equity investments, 27% in fixed income investments and 8% of its assets in alternative investments (e.g., ETFs that invest in commodities and other instruments that derive their value from natural resources, and the EQ/GAMCO Mergers and Acquisitions Portfolio) through investments in Underlying Portfolios and Underlying ETFs. This asset allocation target may be changed by the Trust’s Board of Trustees without shareholder approval.

Subject to the asset allocation target set forth above, AXA Equitable also has established target investment percentages for each asset category in which the Portfolio invests. As used in this Prospectus, the term “asset category” refers to specific types of securities within each asset class (e.g., large cap equity securities, small/mid cap equity securities, domestic REITs, international/emerging markets securities investment grade bonds and high yield bonds). Each target investment percentage is an approximate percentage of the Portfolio’s assets that is invested in a particular asset category through investments in Underlying Portfolios or Underlying ETFs whose individual securities holdings fall within such

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asset category. Under the Portfolio’s current target investment percentages, it generally will invest its assets in a combination of Underlying Portfolios or Underlying ETFs that would result in the Portfolio being invested in the following asset categories in the approximate percentages shown in the table below. AXA Equitable may change these targets from time to time. Actual allocations can deviate from the amounts shown below by up to 15% for each asset category. The target allocation to investment grade and high yield fixed income classes may include both U.S. and foreign issuers.

Asset Class
Range of Equity	65%
Large Cap Equity Securities	23%
Small/Mid Cap Equity Securities	16%
Domestic REITs	5%
International/Emerging Markets Securities	21%
Range Alternative Investments	8%
Range of Fixed Income	27%
Investment Grade Bonds	27%
High Yield Bonds	0%

The Manager selects the Underlying Portfolios and Underlying ETFs in which to invest the Portfolio’s assets. The Manager may add new Underlying Portfolios and Underlying ETFs or replace existing Underlying Portfolios and Underlying ETFs. The Underlying Portfolios and Underlying ETFs have been selected to represent a reasonable spectrum of investment options for the Portfolio. The Manager has based the target investment percentages for the Portfolio on the degree to which it believes the Underlying Portfolios and Underlying ETFs, in combination, to be appropriate for the Portfolio’s investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks. Detailed information regarding these risks is included in the section of the Portfolio’s prospectus entitled “More About Investment Strategies and Risks and the Underlying Portfolios and Underlying ETFs.”

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Risks Related to Investments in Underlying Portfolios: A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by the Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities, such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign investing and emerging markets securities risk and lower-rated securities risk. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

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Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. The Portfolio also is subject to the risks associated with the securities in which the ETFs invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

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Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

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Affiliated Portfolio Risk: In managing a Portfolio that invests in Underlying Portfolios, the Manager will have the authority to select and substitute the Underlying Portfolios. The Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because the Manager is also responsible for managing, administering, and with respect to certain Underlying Portfolios, its affiliates are responsible for sub-advising, the Underlying Portfolios.

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Foreign Securities Risk: Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market

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practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

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Credit Risk: The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default.

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Interest Rate Risk: The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

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Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Fitch or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2009 compare to the returns of a broad-based market index. Past performance is not necessarily an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
15.31% (2009 2nd Quarter)	–16.47% (2008 4th Quarter)

For periods prior to the date Class IA Shares commenced operations (October 29, 2009), Class IA Share performance information shown below is the performance of Class IB Shares which reflects the effect of 12b-1 fees paid by Class IB Shares. Class IA Shares do not pay 12b-1 fees.

Average Annual Total Returns
	One Year	Five Years	Ten Years
All Asset Allocation Portfolio — Class IA Shares	26.14%	1.24%	–0.08%
All Asset Allocation Portfolio — Class IB Shares	26.12%	1.23%	–0.08%
S&P 500 Index	26.46%	0.42%	–0.95%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski	Vice President of AXA Equitable	September 2009

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable and other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans, and to other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your contract Prospectus for more information on purchasing and redeeming Portfolio Shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and certain other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts’ retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

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